SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                 FORM 8-K

                 QUARTERLY REPORT UNDER SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:          July 31, 1998


                       BUILDERS TRANSPORT, INCORPORATED
                       --------------------------------
            (Exact name of registrant as specified in its charter)


           DELAWARE                    0-11300                   58-1186216
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(State or other jurisdiction of     (Commission              (I.R.S. Employer
incorporation or organization)      File Number)            Identification No.)


POST OFFICE BOX 7005
2029 WEST DEKALB STREET
CAMDEN, SOUTH CAROLINA                                           29020-7005
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(Address of principal                                            (Zip code)
 executive offices)

Registrant's telephone number, including area code             (803) 432-1400
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Item 2.     ACQUISITION OR DISPOSITION OF ASSETS

As previously reported (Form 8-K filed June 15, 1998), Builders Transport, Incorporated, a Delaware corporation, and its subsidiaries filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Northern District of Georgia, Atlanta Division (jointly administered under Bankruptcy Case No. 98-68798 (Builders Transport, Inc.)) on May 21, 1998, and on June 30, Schneider National, Inc. was the successful bidder for Builders' assets in a bidding procedure conducted at the direction of the Bankruptcy Court (Form 8-K filed July 6, 1998).

Under the terms of the Asset Purchase Agreement between Schneider National, Inc., a Wisconsin corporation ("Schneider"), as purchaser, and Builders Transport, Incorporated, a Delaware corporation and its subsidiaries:
Builders Transport, Inc., CCG Corp., Inc., Builders Transport of Texas, Inc., Alstaff, Inc., Applied Logistic Systems, Inc., and Grand Prairie Land Company, Inc., as sellers, that was finally executed on or about July 28, 1998, Schneider assumed financial responsibility for all loads picked up after July 11, 1998, and will acquire substantially all of Builders' assets for a cash purchase price of $41,789,461.00 subject to certain adjustments for such things as missing or damaged rolling stock and short-falls in accounts receivable on July 31, 1998. As previously reported (Form 8-K filed July 6,
1998), under applicable bankruptcy law, the proceeds from the sale after payment of secured creditors and bankruptcy administrative claims, will fall far short of satisfying the remaining claims of Builders' unsecured creditors. Upon the ultimate winding up of Builders' affairs, there will be nothing available for distribution to Builders' stockholders.


Item 5.     OTHER EVENTS

In a July 10, 1998 order, the Bankruptcy Court appointed Mike Guthrie, formerly the Company's Chief Financial Officer, as "Responsible Party" for the Debtors (Builders Transport, Incorporated, Builders Transport, Inc., CCG Corp., Inc., Builders Transport of Texas, Inc., Alstaff, Inc., Applied Logistic Systems, Inc., and Grand Prairie Land Company, Inc.). As the Responsible Party, Mr. Guthrie will manage the Debtors' business affairs for the remainder of the Chapter 11 cases.














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Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

     2.1 The Asset Purchase Agreement, dated as of July 8, 1998, by and between Schneider National, Inc., a Wisconsin corporation and Builders Transport, Incorporated, a Delaware corporation and its subsidiaries:
Builders Transport, Inc., CCG Corp., Inc., Builders Transport of Texas, Inc., Alstaff, Inc., Applied Logistic Systems, Inc., and Grand Prairie Land Company, Inc.


     99.1 Order Granting Debtors' Motion for the Appointment of a Responsible Person for the Debtors.








                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 31, 1998


BUILDERS TRANSPORT, INCORPORATED


By   /s/ T. Michael Guthrie
     -----------------------------
	T. Michael Guthrie
	"Responsible Party"















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